United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 12, 2018

Date of Report (Date of earliest event reported)

Atlantic Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38180	81-2717873
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1250 Broadway, 36th Floor New York, NY	10001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 912-8918

N/A

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

IMPORTANT NOTICES

HF Group Holding Corporation (“HF”), Atlantic Acquisition Corp. (“Atlantic”), and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Atlantic common stock in respect of the proposed transaction between them. Information about Atlantic’s directors and executive officers and their ownership of Atlantic’s common stock is set forth in Atlantic’s Annual Report on Form 10-K for the year ended December 31, 2017 filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing. Other information regarding the interests of the participants in the proxy solicitation are included in the Preliminary Proxy Statement (as defined below). These documents can be obtained free of charge as described below.

In connection with the proposed transaction between HF and Atlantic, Atlantic filed a preliminary proxy statement on Schedule 14A (the “Preliminary Proxy Statement”) with the Securities and Exchange Commission (the “SEC”) on July 5, 2018. Promptly after filing its definitive proxy statement with the SEC, Atlantic will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SECURITY HOLDERS OF ATLANTIC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ATLANTIC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ATLANTIC, HF AND THE TRANSACTION. The definitive proxy statement, the Preliminary Proxy Statement and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Atlantic with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov) or by writing to Atlantic Acquisition Corp., 1250 Broadway, 36th Floor, New York, NY 10001.

This current report on Form 8-K contains certain “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including statements about the pending transaction between Atlantic and HF and the transactions contemplated thereby, and the parties’ perspectives and expectations, are forward looking statements. Such statements include, but are not limited to, statements regarding the proposed transaction, including the anticipated initial enterprise value and post-closing equity value, the benefits of the proposed transaction, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the transactions contemplated by the merger agreement between Atlantic and HF dated March 28, 2018 (the “Merger Agreement”). The words “expect,” “believe,” “estimate,” “intend,” “plan” and similar expressions indicate forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to various risks and uncertainties, assumptions (including assumptions about general economic, market, industry and operational factors), known or unknown, which could cause the actual results to vary materially from those indicated or anticipated.

Such risks and uncertainties include, but are not limited to: (i) risks related to the expected timing and likelihood of completion of the pending transaction, including the risk that the transaction may not close due to one or more closing conditions to the transaction not being satisfied or waived, such as regulatory approvals not being obtained, on a timely basis or otherwise, or that a governmental entity prohibited, delayed or refused to grant approval for the consummation of the transaction or required certain conditions, limitations or restrictions in connection with such approvals, or that the required approval of the Merger Agreement by the stockholders of Atlantic was not obtained; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (iii) the risk that there may be a material adverse change with respect to the financial position, performance, operations or prospects of HF or Atlantic; (iv) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (v) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Atlantic’s common stock; (vi) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of HF to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on their operating results and businesses generally; (vii) risks related to successfully integrating the companies, which may result in the combined company not operating as effectively and efficiently as expected; and (viii) risks associated with the financing of the proposed transaction.

A further list and description of risks and uncertainties can be found in Atlantic’s Annual Report on Form 10-K for the fiscal year ending December 31, 2017 filed with the SEC, in Atlantic’s quarterly reports on Form 10-Q filed with the SEC subsequent thereto and in the Preliminary Proxy Statement, and other documents that the parties may file or furnish with the SEC, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements relate only to the date they were made, and Atlantic, HF, and their subsidiaries undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made except as required by law or applicable regulation.

Item 8.01. Other Events

On July 12, 2018, Atlantic Acquisition Corp. (“Atlantic”) announced that it set the date of Atlantic’s special meeting of shareholders to vote on the previously announced transaction with HF Group Holding Corporation for Friday, August 10, 2018. The meeting will begin at 10:00 a.m. local time at the offices of Loeb & Loeb LLP, which are located at 345 Park Avenue, New York, New York 10154. The record date for those eligible to receive notice of and to vote at the special meeting of shareholders is July 16, 2018. Atlantic expects to mail its definitive proxy statement and related information regarding the transactions and the special meeting of stockholders on or about July 19, 2018.

Item 9.01. Financial Statements and Exhibits

(c)       Exhibits:

Exhibit No.	Description

99.1	Press Release dated July 12, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated July 12, 2018

ATLANTIC ACQUISITION CORP.

By:	/s/ Richard Xu
Name: Richard Xu
Title: Chief Executive Officer